Bakkt Announces Reverse Stock Split
1-for-25 Reverse Stock Split for Common Stock
Expected to Begin Trading on Reverse Split-Adjusted Basis on April 29, 2024
ALPHARETTA, Ga.--(BUSINESS WIRE)--Bakkt Holdings, Inc. (NYSE: BKKT) today announced that, following approval by the Company's stockholders and its Board of Directors, the Company will effect a a reverse stock split (the “Reverse Stock Split”) of Bakkt’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class V common stock, par value $0.0001 per share (“Class V Common Stock” and collectively with the Class A Common Stock, the “Common Stock”), at a ratio of 1-for-25 (the “Reverse Stock Split Ratio”), effective as of the close of the trading day on The New York Stock Exchange (the “NYSE”) on April 26, 2024 (the “Effective Time”).
The Company’s Class A Common Stock is expected to begin trading on a reverse-split adjusted basis on NYSE as of the open of trading on April 29, 2024. After the Effective Time, Bakkt will continue to be subject to periodic reporting and other requirements under the Exchange Act and the Class A Common Stock and Public Warrants will continue to be listed on the NYSE under the symbol “BKKT” and “BKKT WS,” respectively.
Following the Reverse Stock Split, the Company’s Class A Common Stock will have a new CUSIP number (05759B 305). The CUSIP number for the Company’s Public Warrants will not change.
As previously disclosed, the Company believes the Reverse Stock Split will increase the price per share of the Company's Class A Common Stock and thus enable it to regain compliance with the price criteria of Section 802.01C of the NYSE Listed Company Manual (the “Listing Rule”). The Company, however, cannot assure that the price of its Class A Common Stock after the Reverse Stock Split will reflect the Reverse Split Ratio, that the price per share following the Effective Time will be maintained for any period of time, or that the price will remain above the pre-split trading price.
In connection with the Reverse Stock Split, the Company will effect a corresponding and proportional adjustment to its authorized shares of Common Stock, such that the 1,000,000,000 authorized shares of Common Stock, consisting of 750,000,000 shares of Class A Common Stock and 250,000,000 shares of Class V Common Stock will be reduced proportionately pursuant to 40,000,000 authorized shares of Common Stock, consisting of 30,000,000 shares of Class A Common Stock and 10,000,000 shares of Class V Common Stock. The par value per share of Common Stock and number of authorized shares of preferred stock will not change.
The Company will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Class A Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split Ratio will be entitled to receive cash (without interest, and subject to any required tax withholding applicable to a holder) in lieu of such fractional shares. To maintain parity with the Class A Common Stock, holders of paired interests (each of which is a combination of one share of Class V Common Stock and one common unit of Bakkt Opco Holdings, LLC and is exchangeable into a share of Class A Common Stock on a one-for-one basis) will also be correspondingly adjusted for the Reverse Stock Split and be paid out in cash, applying the same per-share price, for any resulting fractional interests. The Company does not anticipate that the aggregate cash amount it will pay in respect of fractional interests will be material. Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes that will result from the treatment of fractional shares.
All of the Company’s outstanding warrants to purchase Class A Common Stock will be proportionately adjusted as a result of the Reverse Stock Split in accordance with the terms of the warrants. Proportionate adjustments will also be made to the Company's outstanding equity awards, as well as to the number of shares issuable under the Company's 2021 Omnibus Incentive Plan, as amended (the “2021 Omnibus Incentive Plan”).
Furthermore, as discussed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2024 in respect of the Company’s 2024 annual meeting of stockholders, the proposal described therein relating to the approval of an amendment to the 2021 Omnibus Incentive Plan to increase the number of shares of Class A Common Stock issuable thereunder will be automatically adjusted to give effect to the Reverse Stock Split such that the proposed increase will be for 938,626 shares, rather 75,873,051 shares.
Equiniti Trust Company, LLC will serve as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-reverse split shares of the Company’s Common Stock electronically in book-entry form are not required to take any action to receive post-reverse-split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to each brokers’ particular processes, and will not be required to take any action in connection with the Reverse Stock Split.
Additional information about the Reverse Stock Split can be found in Bakkt’s definitive proxy statement filed with the SEC on April 4, 2024, which is available free of charge at the SEC’s website, www.sec.gov, and on Bakkt’s Investor Relations website at https://investors.bakkt.com/home/.
About Bakkt
Founded in 2018, Bakkt builds solutions that enable our clients to grow with the crypto economy. Through institutional-grade custody, trading, and onramp capabilities, our clients leverage technology that’s built for sustainable, long-term involvement in crypto.
Bakkt is headquartered in Alpharetta, GA. For more information, visit: https://www.bakkt.com/ | X (Formerly Twitter) @Bakkt | LinkedIn https://www.linkedin.com/company/bakkt/.
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Note on Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, the future effective date and intended effects of the Reverse Stock Split, the Company’s ability to maintain the listing of its Class A Common Stock on the NYSE, whether or not the Reverse Stock Split will cure any deficiency under, and allow the Company to regain compliance with, the Listing Rule and the Company’s expected cash payout for fractional interests, among others. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements as a result of the following factors, among others: the Company’s ability to continue as a going concern; the Company’s ability to grow and manage growth profitably; changes in the Company’s business strategy; the Company’s ability to integrate its acquisitions and achieve desired synergies; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company’s inability to maintain the listing of its securities on the New York Stock Exchange; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; disruptions in the crypto market that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; the inability to launch new services and products or to profitably expand into new markets and services; the inability to execute the Company’s growth strategies, including identifying and executing acquisitions and the Company’s initiatives to add new clients; the Company’s failure to comply with extensive government regulation, oversight, licensure and appraisals; uncertain regulatory regime governing blockchain technologies and crypto; the inability to develop and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; and other risks and uncertainties indicated in the Company’s filings with the SEC. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events.

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